Exhibit 10.1

                          IR BIOSCIENCES HOLDINGS, INC.

                             SUBSCRIPTION AGREEMENT

The undersigned (hereinafter "SUBSCRIBER" or "PURCHASER") hereby confirms his/her/its subscription for the purchase of units ("UNITS") of IR BioSciences Holdings, Inc., a Delaware corporation (the "COMPANY"), on the terms described below, with each Unit consisting of:

         (a) a number of shares (the "SHARES") of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), determined by dividing: (i) the Unit Price (as defined below) by (ii) a price (the "COMMON STOCK PURCHASE PRICE") equal to seventy-five percent (75%) of the five (5) day average of the closing bid price of the shares of Common Stock on the NASD OTC Bulletin Board for the trading day ending one day prior to the initial closing ("INITIAL CLOSING") of the Offering or any subsequent closing (each, a "SUBSEQUENT CLOSING" and together with the Initial Closing, each, a "CLOSING" and collectively, the "CLOSINGS"), with a floor on the Common Stock Purchase Price equal to sixteen cents ($0.16) and a ceiling on the Common Stock Purchase Price equal to thirty cents ($0.30), as adjusted to reflect forward and reverse stock splits. If one or more Subsequent Closings occurs, the Common Stock Purchase Price, for purposes of all the Closings, shall equal the lowest Common Stock Purchase Price determined at any Closing. If one or more Subsequent Closings occurs, the Common Stock Purchase Price, for purposes of such Subsequent Closing, shall be no greater than the lesser of: (i) lowest Common Stock Purchase Price determined at any prior Closing or (ii) the Common Stock Purchase Price determined for such Subsequent Closing; and,

         (b) a warrant (collectively, the "WARRANTS") to purchase at any time prior to the fifth (5th) anniversary following the date of the final Closing of the Offering and at the holder's sole and absolute discretion, fifty percent (50%) of the shares of Common Stock included within the Unit at a price equal to fifty cents ($0.50) per share of Common Stock (the "WARRANT EXERCISE PRICE"). All warrants shall be exercised on a cash basis provided that the Company is not in default of its registration obligations as described in the Memorandum, as defined below The shares of Common Stock underlying each Warrant are referred to herein as the "WARRANT SHARES."

         Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Company's Confidential Private Placement Memorandum, dated September 7, 2006 (as amended or supplemented, and together with all exhibits, documents and filings attached thereto, the "MEMORANDUM"). The Units, the Shares, the Warrants and the Warrant Shares are sometimes referred to collectively herein as the "SECURITIES."

         In connection with this subscription, Subscriber and the Company agree as follows:

1. PURCHASE AND SALE OF THE UNITS.

         (a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of Units at a price equal to $25,000 per Unit (the "UNIT PRICE") and for the aggregate subscription amount set forth on the signature page hereto. Upon acceptance of this Subscription Agreement by the Company and promptly after the final Closing of the Offering, the Company shall issue and deliver to Subscriber a share certificate and a warrant certificate evidencing the applicable number of Shares and Warrants subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

         (b) Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price (the "PURCHASE PRICE") set forth on the signature page hereof required to purchase the Units subscribed for hereunder which amount has been paid in U.S. Dollars by cash, wire transfer or check, subject to collection, to the order of "American Stock Transfer & Trust Ccompany - IR BioSciences Holdings, Inc. Escrow Account."

         (c) Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $6,500,000 of Units, which offering is being made on a "best efforts all or none" basis for a minimum of 80 Units ($2,000,000 Gross Proceeds) (the "MINIMUM OFFERING") and on a "best efforts" basis as to an additional 180 Units (additional gross proceeds of $4,500,000) (the "MAXIMUM OFFERING"). The Maximum Offering may be increased at the discretion of the company and the Placement agent by an additional $1,000,000 of gross proceeds and in the event of any such increase, the term "Maximum Offering" shall include any such increase. Subscriber understands that subscriptions for the Units will be held in an escrow account established by the Company and the Placement Agent with American Stock Transfer & Trust Company. No proceeds shall be released to the company until and unless the Minimum Offering is reached within the Offering Period (as described in the Memorandum) or any extended period. If the Minimum Offering is not obtained within the Offering Period or any extended period, the funds held therein will be returned to the investors without interest or deduction.

2. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. Subscriber represents and warrants to the Company and Placement Agent as follows:

         (a) Subscriber is an "accredited investor" as defined by Rule 501 under the Securities Act of 1933, as amended (the "ACT"), and Subscriber is capable of evaluating the merits and risks of Subscriber's investment in the Company and has the capacity to protect Subscriber's own interests.

         (b) Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the Shares and Warrant Shares (see Section 5 below).

         (c) Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

         (d) Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares of common stock being sold during any three-month period not exceeding specified limitations.

         (e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management or any person acting on its behalf. Subscriber has received and reviewed the Memorandum, and all the information, both written and oral, that it desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company's publicly available documents, including but not limited to, those attached to the Memorandum, and (ii) all information, both written and oral, that it desires with respect to the Company's business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber's own knowledge and understanding of the Company and its business based upon Subscriber's own due diligence investigations and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information.

         (f) Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber's obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

         (g) Subscriber has carefully considered and has discussed with the Subscriber's professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber's particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

         (h) This Subscription Agreement and the Confidential Purchase Questionnaire accompanying this Subscription Agreement does not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

         (i) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber's properties before any court or governmental agency (nor, to Subscriber's knowledge, is there any threat thereof) which would impair in any way Subscriber's ability to enter into and fully perform Subscriber's commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

         (j) The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber's articles of incorporation or bylaws, if applicable, or any of Subscriber's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

         (k) Subscriber acknowledges that the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

         (l) Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the "Risk Factors" section of the Memorandum.

         (m) Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

         (n) Subscriber is aware that the Securities are and will be, when issued, "restricted securities" as that term is defined in Rule 144 of the general rules and regulations under the Act.

         (o) Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY
               INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT
               AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

         (p) In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which Subscriber resides.

         (q) Because of the restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company's intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

         (r) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision. Subscriber is not being represented in the Offering or in his purchase of the Securities by counsel to the Company or counsel to the Placement Agent and has consulted with his own personal advisors.

         (s) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof or the Placement Agent of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

         (t) Subscriber further represents that the address set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber's own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Securities.

         (u) Subscriber understands that the Company and the Placement Agent shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber's funds). This Subscription Agreement is not binding upon the Company until accepted by an authorized officer of the Company. In the event that the subscription is rejected, then Subscriber's subscription funds will be returned without interest thereon or deduction therefrom.

         (v) Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in the Memorandum and this Subscription Agreement.

         (w) Subscriber represents that Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

         (x) Subscriber has carefully read this Subscription Agreement and the Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

         (y) No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

         (z) Subscriber represents and warrants, to the best of its knowledge, that other than the Placement Agent, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

         (aa) Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company and the Placement Agent, (ii) kept confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company and (iii) refrained and shall refrain from trading in the publicly-traded securities of the Company (including any short sales, or other hedging structures) or any other relevant company for so long as such recipient has been in possession of the material non-public information contained in the Memorandum.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Subscriber as follows:

         (a) The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.

         (b) The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.

         (c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement. This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         (d) In addition to the foregoing, Subscriber shall be entitled to rely on all of the representations and warranties made by the Company to the Placement Agent in that certain Placement Agency Agreement, as the same may be amended, entered into between the Placement Agent and the Company in connection with the Offering as if such representations and warranties were made directly to the Subscriber.

4.  INDEMNIFICATION.  Subscriber  agrees  to  indemnify  and hold  harmless  the
Company, the Placement Agent, and their respective officers, directors, employees, shareholders, agents representatives and affiliates, and any person acting on behalf of the Company or Placement Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5. REGISTRATION RIGHTS. In consideration of the investment in the Company described in this Agreement and the Memorandum, the Company hereby grants to the Subscriber the registration rights set forth on Annex A, attached hereto.

6. MISCELLANEOUS.

         (a) Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber's interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

         (b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber's heirs, executors, administrators, successors, and permitted assigns.

         (c) Subscriber has read and has accurately completed this entire Subscription Agreement.

         (d) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

         (f) Subscriber acknowledges that it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

         (g) Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

                  If to the Company, at:

                  IR BioSciences Holdings, Inc.
                  4021 N. 75th Street, Suite 201
                  Scottsdale, Arizona 85251
                  Attn: John Fermanis
                  Tel: (480) 922-3926; Fax: (480) 922-4781

                  If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing, with a copy (which shall not constitute notice) to each of the following:

                  Joseph Stevens & Company, Inc.
                  59 Maiden Lane, 32nd Floor
                  New York, NY 10038
                  Attn:  Joseph Sorbara
                  Tel: (212) 361-3020, Fax: (212) 361-3333

         (h) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         (i) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber, the Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

         (j) Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party mailed by certified mail to such party's address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

         (k) If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

         (l) The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

         (m) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

         (n) This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

The undersigned understands that the information provided herein and in the Questionnaire may be forwarded to the NASD and may be used in connection with the Registration Statement to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, covering the proposed resale offerings of securities by the Subscriber. Further, the undersigned will promptly notify you of any changes in such information which may occur subsequent hereto and prior to the effective date of the Registration Statement. The undersigned understands and agrees that the Subscription Agreement and Questionnaire, as completed by the undersigned, and further communications regarding the matters contemplated herein, will be relied upon by the Company, the Placement Agent and its respective counsel in connection with obtaining clearance for any offering from the NASD.


                            [Signature Pages Follow]




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Signature Page for Individuals:

         IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.


$-----------------------------------        ------------------------------------
Purchase Price                              Number of Units ($25,000 per Unit)


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Print or Type Name                          Print or Type Name (Joint-owner)


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Signature                                   Signature (Joint-owner)


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Date                                        Date (Joint-owner)


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Social Security Number                      Social Security Number (Joint-owner)

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Address                                     Address (Joint-owner)


Please check if applicable:

      _______  Joint Tenancy                      ______  Tenants in Common


Wiring Instructions:

                      Bank Name:       J.P. Morgan Chase
                      ABA #:           021 000 021
                      Acct. #:         323 890121
                      Acct.            Name:  American  Stock  Transfer  & Trust
                                       Company   as   Escrow    Agent   for   IR
                                       BioSciences Holdings, Inc.

Partnerships, Corporations or Other Entities:

         IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.


$ --------------------------                -----------------------------
   Total Purchase Price                     Number of Units ($25,000 per Unit)


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Print or Type Name of Entity

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Address


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Taxpayer I.D. No. (if applicable)                             Date



By:
    --------------------------------        ------------------------------------
    Signature                               Print or Type Name and Indicate
                                            Title or Position with Entity


By:
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    Signature                               Print or Type Name and Indicate
                                            Title or Position with Entity


Wiring Instructions:

                      Bank Name:       J.P. Morgan Chase
                      ABA #:           021 000 021
                      Acct. #:         323 890121
                      Acct.            Name:  American  Stock  Transfer  & Trust
                                       Company   as   Escrow    Agent   for   IR
                                       BioSciences Holdings, Inc.

         IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.


                                                   IR BIOSCIENCES HOLDINGS, INC.



                                            By:
                                                 -------------------------------
                                                   Name:  Michael K. Wilhelm
                                                   Title:  President and CEO



Date: ___________________, 2006

                                     Annex A

                               Registration Rights

         IR BioSciences Holdings, Inc. hereby grants to the Subscriber the following registration rights.

         1. DEFINITIONS.

         Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between IR BioSciences Holdings, Inc. and the subscriber signatory thereto (the "SUBSCRIPTION AGREEMENT") or in the Company's Confidential Private Placement Memorandum, dated as of September 7, 2006 (as amended or supplemented, and together with all exhibits, documents and filings attached thereto, the "MEMORANDUM"). As used herein, the following terms shall have the following meanings:

                   BUSINESS DAY: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

                   COMMISSION:   The  United  States   Securities  and  Exchange
                   Commission.

                   COMMON STOCK: The common stock, par value $.001 per share, of the Company.

                   EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                   HOLDER OR HOLDERS:  Any holder of the Registrable Securities.

                   PERSON: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                   PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities
                   Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                   REGISTRABLE SECURITIES: The Shares and the Warrant Shares, until such time as (1) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (2) such Registrable Securities are saleable pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, without any restriction, whichever is earlier. The term Registrable Securities shall also include any shares issued as a result of any stock split or dividend or shares issued in payment of the penalties as referred to in Section 2 below.

                   REGISTRATION STATEMENT: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                   SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                   UNITS:  The  units  of  the  Company  sold  pursuant  to  the
                   Subscription   Agreement   consisting  of  Common  Stock  and
                   Warrants.

                   WARRANTS: The Warrant included in the Units exercisable for shares of Common Stock.

                   WARRANT SHARES: The shares of Common Stock issuable upon exercise of the Warrants

         2. REGISTRATION RIGHTS.

                  (a) REQUIRED REGISTRATION. Not before 180 days following the final Closing date but prior to 190 days following the final Closing date (the "Filing Period") the Company shall file with the Commission a Registration Statement on appropriate form for the purpose of registering for public resale the Registrable Securities sold to the Subscriber pursuant to the Subscription Agreement or held by a Holder. The Company shall use its good faith best efforts to ensure that the Registration Statement is declared effective within 120 days of the filing date. In the event that the registration statement covering all of the Registrable Securities is not filed within the Filing Period then Subscriber shall be entitled to liquidated damages equal to 1% of the Subscriber's original subscription amount in the Offering for each 30 day period (or pro rata amount of each 30 day period). The amount of damages may be paid by the Company in cash or in additional shares of Common Stock (the number of shares to be based upon the final subscription price of the Common Stock in the Offering). The Company will agree to take all actions as are necessary to keep the
         Registration Statement effective until the later of: (i) the third anniversary of the first date that no Warrants remain unexercised or unexpired or (ii) the date on which all Registrable Securities purchased by the Subscriber or held by a Holder may be sold without any restriction, under Rule 144(k) during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144 (such period, the "Effectiveness Period"). The Company shall bear all expenses of the Registration Statement, including fees and expenses of its counsel and accountants and any blue sky filing fees. Further, the Company shall pay the firm of Ellenoff Grossman & Schole, as counsel to the Placement Agent, up to $15,000 for review of the Registration Statement. The Company shall also pay all expenses of its counsel and transfer agent for any "144 opinions" or other opinions which are required in connection with any transfers of Securities made by such parties under Rule 144 or any other applicable sale or transfer (including, without limitation, sales made pursuant to prospectus delivery).

                  (b) EXCEPTIONS. Notwithstanding the foregoing, the Company may delay the registration of Registrable Securities pursuant to Section 2(a) hereof for the time periods described in Section 2(e) hereof upon the occurrence of any of the following:

                           (i) The Company shall have previously entered into an
                  agreement or letter of intent contemplating an underwritten public offering on a firm commitment basis of Common Stock or securities convertible into or exchangeable for Common Stock and the managing underwriter of such proposed public offering advises the Company in writing that in its opinion such proposed underwritten offering would be materially and adversely affected by a concurrent registered offering of Registrable Securities (such opinion to state the reasons thereof);

                           (ii) During the two (2) month period immediately preceding such request, the Company shall have entered into an agreement or letter of intent, which has not expired or otherwise terminated, contemplating a material business acquisition by the Company or its subsidiaries whether by way of merger, consolidation, acquisition of assets, acquisition of securities or otherwise;

                           (iii) The Company is in possession of material nonpublic information that the Company would be required to disclose in the Registration Statement and that is not, but for the registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company;

                           (iv) The Company shall receive the written opinion of
                  the managing underwriter of the underwritten public offering pursuant to which Common Stock has been registered within the three (3) month period prior to the receipt of a registration request that the registration of additional Common Stock will materially and adversely affect the market for the Common Stock (such opinion to state the reasons thereof); or

                           (v) At the time of receipt of a registration request,
                  the Company is engaged, or its board of directors has adopted by resolution a plan to engage, in any program for the purchase of Common Stock or securities convertible into or exchangeable for Common Stock and, in the opinion of counsel, reasonably satisfactory to the requesting Holders, the distribution of the Common Stock to be registered would cause such purchase to be in violation of Regulation M promulgated under the Exchange Act.

                  (e) PERIOD OF DELAY. If an event described in clauses (i) through (iv) of Section 2(b) shall occur, the Company may, by written notice to the Holders, delay the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby for a period of time not exceeding 60 days. If an event described in clause
         (v) of Section 2(b) shall occur, the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby shall be delayed until the first date that the Registrable Securities to be covered thereby can be sold without violation of Regulation M of the Exchange Act.

         3. REGISTRATION PROCEDURES.

                   In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

                  (a) prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the Holders covered by such Registration Statement (the "Selling Holders"), Ellenoff Grossman and Schole, LLP ("EGS"), the Placement Agent and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) Business Days prior thereto, which documents will be subject to the review of EGS and the Placement Agent. The Company shall use its good faith efforts to make such changes to the Registration Statement as are reasonably requested by EGS and/or the Placement Agent including any changes requested by any regulatory agency.

                  (b) as promptly as practicable prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

                  (c) as promptly as practicable furnish to any Selling Holder and the Placement Agent, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto); provided, that before filing a Registration Statement or Prospectus relating to the Registrable Securities or any amendments or supplements thereto, the Company will furnish to Holders' Counsel copies of all documents proposed to be filed at least three (3) Business Days prior to the filing thereof, which documents will be subject to the review of such counsel;

                  (d) on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any Selling Holder, Holders' Counsel or underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

                  (e) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

                  (f) as promptly as practicable notify each Selling Holder, EGS and the Placement Agent (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (g) make available to the Holders and the Placement Agent a final prospectus (or file same under Commission Rule 424(b) within five
         (5) days after the date that the Registration Statement is declared effective.

                  (h) use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.



         Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the time periods for which a Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 2(f) or (ii) the Advice.

         4. REGISTRATION EXPENSES.

                  (a) All expenses incident to the Company's performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or "cold comfort" letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other persons retained by the Company in connection with each registration hereunder and including the fees and expense of legal counsel retained by a Holder or Holders and the Placement Agent of $20,000, (but not or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called "Registration Expenses."

                  (b) The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 2 except as otherwise set forth therein. Other than as specifically provided for in Section 2(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to
         Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable
         Securities) shall be borne by the participating Holders pro rata in relation to the number of Units of Registrable Securities to be registered by each Holder.

         5. INDEMNIFICATION; CONTRIBUTION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnity and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

                  (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

                  (d) CONTRIBUTION. If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
         Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

         6. TRANSFER OF RIGHTS.

                  The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

         7. AMENDMENT

                  Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding.

                              SCHEDULE OF INVESTORS

Name of Investor                              Common Shares     Warrants
----------------                              -------------     --------
Wayne K. Adams                                   200,000         100,000

Delaware Charter Guarantee &
Trust Co. F/B/O Paul                             312,500         156,250
F. Berlin IRA R/O

Tom Bleile                                       137,500          68,750

Louis A. Best &                                   62,500          31,250
Madeline M. Best JTWROS

Lester B. Boelter                              1,093,750         546,875

Edward L. Chant                                  312,500         156,250

Guy C. Collins                                   100,000          50,000

Sharon Crowder                                   156,250          78,125

Thomas W. Dana                                   156,250          78,125

Jeffrey Davis                                    312,500         156,250

Thierry Delfosse                                 312,500         156,250

Richard Edwards                                1,562,500         781,250

Chidi Eze                                        100,000          50,000

Ahsan Farooqi                                    156,250          78,125

Anthony Gentile                                   75,000          37,500

John Grant                                       312,500         156,250

Robert Grossman &                                125,000          62,500
Karen Grossman JT WROS

Christopher J. Heller                            312,500         156,250

Dr. Mark  T. Hellner                             781,250         390,625

The Marianne Higgins Revocable
Trust U A Dated 07/27/05                          93,750          46,875
Marianne Higgins Trustee

Dave W. Hill                                     156,250          78,125

Name of Investor                              Common Shares     Warrants
----------------                              -------------     --------
Morgan Hollis &                                   62,500          31,250
Tracey F. Hollis JT TEN

Clifton M. Horn                                  156,250          78,125

Robert Kantor                                    312,500         156,250

Brian J. Keller &                                218,750         109,375
Debbie M. Keller JT WROS

Michael J. Lane                                  265,625         132,813

Daniel J. Lange                                  156,250          78,125

Kenneth H. Langley                                62,500          31,250

Peter J. Lawrence                                312,500         156,250

Bruce Lifrieri                                    62,500          31,250

Barry Lind Revocable Trust U A                   937,500         468,750
Dated 12/19/89
Barry J. Lind Trustee

Robert L. McEntire                               300,000         150,000

John Richard Miller                            1,250,000         625,000

David R. Moore                                   125,000          62,500

MSB Family Trust                                 625,000         312,500
DTD 06/25/93

Oweida Orthopedic Assoc                          312,500         156,250
401K Safe Habor Plan
Sam Oweida Trustee

Craig T. Pio                                     468,750         234,375

Ronald Primuth                                    62,500          31,250

Benjamin Raab Trust                              156,250          78,125
UAD 06/04/99
Benjamin Raab Trustee

Pershing LLC as Custodian F/B/O                   62,500          31,250
Michael J. Radlove
IRA

Andrew H. Sabreen Revocable Trust                200,000         100,000
D/T/D 12/17/04
Andrew H. Sabreen &
Carol Sabreen Trustees

Name of Investor                              Common Shares     Warrants
----------------                              -------------     --------
Paul Sallwasser &                                187,500          93,750
Teri Sallwasser JT WROS

Robert F. Starzel                                156,250          78,125

William S. Tyrrell                               100,000          50,000

Dick Williams                                     62,500          31,250

Robert Williams &                                156,250          78,125
Aletha Williams JT WROS

Robert Arthur Yates                              312,500         156,250

Alan J. Young                                    312,500         156,250